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                                                                 EXHIBIT 4(C)(2)

                      TERMINATION AGREEMENT - GORDON F. BUB

   DOCUMENT PREVIOUSLY FILED AS AN EXHIBIT TO BREAKWATER RESOURCES LTD. ANNUAL REPORT ON FORM 20-F FOR THE YEAR ENDED DECEMBER 31, 2001, AS EXHIBIT 4(C)(1)